SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2002

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21643 (Commission File No.)	45-1570294 (I.R.S. Employer Identification No.)

3172 Porter Drive
Palo Alto, California 94304
(Address of Principal Executive Offices including Zip Code)

(650) 384-8500
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events

         On July 18, 2002, CV Therapeutics, Inc. publicly disseminated a press release announcing certain financial results for the fiscal quarter ended June 30, 2002. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated into this report by reference.

         Forward-Looking Statements. This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or our future clinical or product development or financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of those terms and other comparable terminology. These statements reflect only management’s current expectations. Important factors that could cause actual results to differ materially from the forward-looking statements we make or incorporate by reference in this report are set forth under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as may be updated from time to time by our future filings under the Securities Exchange Act. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

         99.1 CV Therapeutics, Inc. press release dated July 18, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 19, 2002	CV THERAPEUTICS, INC.

	By:	/s/ DANIEL K. SPIEGELMAN

Daniel K. Spiegelman Senior Vice President and Chief Financial Officer (Principal financial and accounting officer)

EXHIBIT INDEX

Exhibit
Number	Description

99.1	CV Therapeutics, Inc. press release dated July 18, 2002.